UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2019

INSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events.

On March 22, 2019, Insurance Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,065,000 units (the “Units”), including the issuance of 1,965,000 Units as a result of the underwriters’ exercise of their over-allotment option. Each Unit consists of one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and one half of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole share of Class A Common Stock at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on February 19, 2019 (File No. 333-229741). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,650,000.

On March 22, 2019, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 425,000 units (the “Private Placement Units”). 375,000 of the Private Placement Units were sold to the Company’s sponsor, Insurance Acquisition Sponsor, LLC, and 50,000 Private Placement Units were sold to Cantor Fitzgerald & Co. at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $4,250,000.

A total of $150,650,000 of the net proceeds from the IPO and the Private Placement (which includes approximately $6.4 million of the underwriters’ deferred discount) were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. The remaining proceeds were designated for IPO expenses and operational use.

An audited balance sheet as of March 22, 2019 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Audited balance sheet as of March 22, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2019

INSURANCE ACQUISITION CORP.

By:	/s/ Joseph W. Pooler, Jr
Name: Title:	Joseph W. Pooler, Jr. Chief Accounting Officer

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